UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 3, 2015

GREEN BALLAST, INC.
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-54568	45-1629984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Thousand Oaks Blvd., Suite 4000, Memphis, Tennessee	38118
(Address of Principal Executive Offices)	(Zip Code)

(901) 260-4400
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                       Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 3, 2015, Green Ballast, Inc. (the “Company”) informed KPMG LLP (“KPMG”) that KPMG will be dismissed as the Company’s independent registered public accounting firm effective as of March 3, 2015. The decision to change the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

The Company has not prepared financial statements as of and for the years ended December 31, 2014 and 2013.  The audit reports of KPMG on the financial statements of the Company as of December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that audit report on the 2012 financial statements contained an explanatory paragraph that noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the  fiscal year ended December 31, 2012 and the period from April 13, 2011  (inception)  to December 31, 2011 and from January 1, 2013 through March 3, 2015, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection to their opinion to the subject matter of the disagreement and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”).

The Company requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter dated March 10, 2015 is filed as Exhibit 16.1 hereto.
(b) Engagement of New Independent Registered Public Accounting Firm

Additionally, on March 3, 2015, the Company’s Board of Directors approved the selection of HORNE LLP (“HORNE”) as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2013, 2014 and 2015.

During the two most recent fiscal years ended December 31, 2014 and 2013 and from January 1, 2015 through March 3, 2015, neither the Company nor anyone on its behalf consulted HORNE regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that HORNE concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

During the two most recent fiscal years ended December 31, 2014 and 2013 and from January 1, 2015 through March 3, 2015, neither the Company nor anyone on its behalf consulted HORNE regarding any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of KPMG LLP, dated March 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BALLAST, INC.

Date: March 10, 2015	By:	/s/ J. Kevin Adams
Name: J. Kevin Adams
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of KPMG LLP, dated March 10, 2015